Angel Oak Mortgage Trust I, LLC ABS-15G

Exhibit 99.6

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on closed-end second lien and HELOC mortgage loans on behalf of their client, Angel Oak Real Estate Investment Trust III. The review included a total of seventy-eight (78) residential mortgage loans, in connection with the securitization identified as Angel Oak Real Estate Investment Trust III (the “Securitization”). The Review was conducted from November 2023 through February 2025 on closed-end second lien and HELOC mortgage loans originated between November 2023 and November 2024.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	Eligibility Review and QM or ATR Validation / Review of 8 Key Underwriting Factors, as applicable for Closed-End Second Liens

i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations : PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate LTV, CLTV, and HLTV

c.	Review borrower’s occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed

g.	Provide Audit 1008 with accurate data based on file documentation

h.	Confirm Loan Approval conditions were met

i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

○	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

○	The consumer’s debt obligations, alimony, child support; and

○	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	As applicable to Closed-End Second liens, test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	As applicable to Closed-End Second liens, test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Truth in Lending Act (TILA), as applicable to HELOCs

i.	Prohibited Acts and Practices: Review the HELOC disclosures to determine if any prohibited acts or practices are evidenced in the agreements. The review includes the following:

○	The required use of a publicly available index

○	No unilateral changes in terms, acceleration, or termination, unless expressly permitted No unpermitted collection of non-refundable fees

ii.	Early Disclosure: A Review of the HELOC Early Disclosures to ensure the proper format, timing, and content was provided in accordance with the TILA regulations. The review includes, but is not limited to:

○	All required early disclosures were provided within three days of the application date

○	The format and content of the early disclosures appear in the proper order and structure required under Reg Z

iii.	Initial Disclosure: A review of the HELOC Initial Disclosures to ensure the proper format and content was provided in accordance with the TILA regulations. The review includes, but is not limited to:

○	The format and content of the initial disclosures are provided as required under Reg Z

○	A statement of billing rights was provided at closing that aligns with the model form under appendix G of Reg Z

d.	Identify Tolerance Violations and applicable cost to cure

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High-Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High-Cost provisions

iv.	HOEPA Points and Fees

v.	Points & Fees Test

vi.	Prepayment Penalty Test

vii.	Product Eligibility Testing

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	HELOC Booklet

ii.	Counselling requirements of TILA, as implemented by Reg Z

iii.	ARM Disclosure

iv.	Service Provider List

h.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

i.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

j.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

k.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon their receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Client.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

For loans reviewed in a post-close valuation review scenario (78 loans in total):

Thiry-five (35) loans had AVMs, eleven (11) loans had a Desktop Review, and two (2) loans had a BPO.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then an additional valuation product with a Reconciliation of the values was completed. There were four (4) occurrences of this. In two instances, a Desk Top Review was obtained that supported original value within 10%.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the seventy-eight (78) mortgage loans reviewed, thirty-nine (39) unique mortgage loans (50.00% by loan count) had a total of one hundred and nine (109) tape discrepancies across seven (7) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
QM Qualifying Total Debt Income Ratio	24	22.02%
Qualifying All Borrower Residual Income	23	21.10%
Qualifying Total Reserves Number of Months	22	20.18%
Originator DTI	13	11.93%
Original LTV	12	11.01%
Original CLTV	12	11.01%
UW FICO Utilized	3	2.75%
Grand Total	109	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	71	$22,136,927.00	91.03%
Event Grade B	5	$1,760,000.00	6.41%
Event Grade C	2	$358,374.00	2.56%
Event Grade D	0	$0.00	0%
Total Sample	78	$24,255,301.00	100.00%
Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	74	94.87%
Event Grade B	4	5.13%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	78	100.00%
Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	76	97.94%
Event Grade B	2	2.06%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	78	100.00%
Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	76	97.44%
Event Grade B	0	0%
Event Grade C	2	2.56%
Event Grade D	0	0%
Total Sample	78	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
	A	No Credit Findings	57
		Borrower 1 3rd Party VOE Prior to Close Missing	2
		Asset 1 Does Not Meet Guideline Requirements	2
		Transmittal Summary is Partial	2
		Missing VVOE dated within 10 days consummation	1
		The Note is Incomplete	1
		Potential Identity Issues identified in the file	1
		Audited DTI Exceeds Guideline DTI	1
		Missing Letter of Explanation (Income)	1
		Audited FICO is less than Guideline FICO	1
		OFAC Check Not Completed and/or Cleared	1
		Approval/Underwriting Summary Partially Provided	1
		Qualifying DTI exceeds Guideline Maximum Allowable	1
		Borrower 1 CPA Letter Missing	1
		ATR: Current Employment Not Verified	1
		Borrower 1 Gap Credit Report is Missing	1
		Missing Verification of Mortgage	1
		Borrower 2 Gap Credit Report is Missing	1

Credit		Asset 2 Does Not Meet Guideline Requirements	1
		Borrower Income Verification does not match Approval	1
		Other Property Insurance Policy Expiration Date is before the Note Date	1
		Business Purpose Affidavit/Disclosure Missing	1
		PUD Rider is Missing	1
		Flood Certificate Missing	1
		The Deed of Trust is Incomplete	1
		Title Coverage is Less than Subject Lien	1
		Third Party Fraud Report not Provided	1
		All Interested Parties Not Checked with Exclusionary Lists	1
		Income and Employment Do Not Meet Guidelines	1
		Guideline Seasoning not Met	1
		Hazard Insurance Effective Date is after the Disbursement Date	1
		Total Credit Grade (A) Exceptions:	90
	B	Liquid Reserves are less than Guidelines Required	2
		Income 2 Income Trend is Decreasing	1
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	1
		Income 1 Income Trend is Decreasing	1
		Total Credit Grade (B) Exceptions:	5
Compliance	A	No Compliance Findings	61
		Higher-Priced Mortgage Loan	10
		Regulation § 1026.43(c)(2)(vi) failure - The consumer’s current debt obligations, alimony, and child support or other debt obligations were not confirmed and included in the DTI or excluded per lender guidelines.	1
		CT Nonprime Home Loan Test	1
		Higher-Priced Mortgage Loan Required Escrow Account Test	1

		Initial Closing Disclosure Delivery Date Test	1
		MD COMAR Higher-Priced Mortgage Loan Finding	1
		Charges That In Total Cannot Increase More Than 10% Test	1
		Missing Credit Score Disclosure (FACTA)	1
		Higher-Priced Mortgage Loan Escrow Alert (12 CFR 1026.35(b))	1
		Charges That Cannot Increase Test	1
		Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	1
		Total Compliance Grade (A) Exceptions:	81
	B	Charges That In Total Cannot Increase More Than 10% Test	2
		Total Compliance Grade (B) Exceptions:	2
Property	A	No Property Findings	67
		Third Party Valuation Product Not Provided within 10% Tolerance	5
		Third Party Valuation Product Not Provided	3
		Third Party Valuation Product is Required and Missing	2
		Third party AVM Confidence Score is less than 90%	1
		Origination Appraisal is Missing	1
		FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	1
		Property/Appraisal General	1
		Total Property Grade (A) Exceptions:	81
	C	Third Party Valuation Product Not Provided within 10% Tolerance	2
		Total Property Grade (C) Exceptions:	2

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.